UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2010

Max Capital Group Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	98-0584464
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 22, 2010, Max Capital Group Ltd. (the "Company") entered into indemnification agreements (the "Indemnification Agreements") with all of its directors and certain of its executive officers (each, an "Indemnitee").

Pursuant to the Indemnification Agreements, the Company has agreed to indemnify and hold harmless, and provide advancement of expenses to, each Indemnitee against (a) any and all expenses and losses actually and reasonably incurred in connection with any actual, threatened, pending or completed legal proceedings arising out of Indemnitee’s service to the Company and it subsidiaries, and (b) any local or foreign stamp duties or taxes imposed as a result of the actual or deemed receipt of any payments thereunder, that are paid or incurred, by Indemnitee in connection with any such proceeding. The Company will indemnify and hold harmless any Indemnitee for all expenses and losses actually and reasonably incurred by Indemnitee, or on Indemnitiee’s behalf, in defending any such proceeding in which judgment is given in his or her favor, in which he or she is acquitted or in respect of which relief is granted to him or her by the Supreme Court of Bermuda. The Indemnification Agreement further provides that the Company will not provide indemnification for any proceeding that results from (a) Indemnitee’s fraud or dishonesty in relation to the Company which is finally adjudged by a court of competent jurisdiction, (b) a judgment rendered against Indemnitee for disgorgement of profits made from the purchase or sale of securities of the Company pursuant to Section 16 of the Securities Exchange Act of 1934, as amended, or any similar law, (c) any expense, liability or cost of any type for which payment is or has been actually made to Indemnitee under any insurance policy, indemnity clause, bye-law or agreement, except in respect of any excess beyond such payment; or (d) if a final decision by a court or arbitrator having jurisdiction in the matter shall determine that such indemnification is not lawful.

The description of the Indemnification Agreements set forth in this Item 1.01 is not complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)

10.1 Form of Max Indemnification Agreement.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:

This filing includes statements about future economic performance, finances, expectations, plans and prospects of Max and Harbor Point, both individually and on a consolidated basis, that constitute forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or suggested by such statements. For further information regarding cautionary statements and factors affecting future results of Max, please refer to the most recent Annual Report on Form 10-K (as amended by Max’s Form 10-K/A on March 12, 2010), Quarterly Reports on Form 10-Q filed subsequent to the Annual Report and other documents filed by Max with the Securities Exchange Commission (“SEC”) and, in the case of Harbor Point, please refer to the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC. These documents are also available free of charge, in the case of Max, by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743. Neither Max nor Harbor Point undertakes any obligation to update or revise publicly any forward-looking statement whether as a result of new information, future developments or otherwise.

This filing contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Statements that are not historical facts, including statements about our beliefs, plans or expectations, are forward-looking statements. These statements are based on Max’s or Harbor Point’s current plans, estimates and expectations. Some forward-looking statements may be identified by use of terms such as “believe,” “anticipate,” “intend,” “expect,” “project,” “plan,” “may,” “should,” “could,” “will,” “estimate,” “predict,” “potential,” “continue,” and similar words, terms or statements of a future or forward-looking nature. In light of the inherent risks and uncertainties in all forward-looking statements, the inclusion of such statements in this filing should not be considered as a representation by Max, Harbor Point or any other person that Max’s or Harbor Point’s objectives or plans, both individually and on a consolidated basis, will be achieved. A non-exclusive list of important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: (a) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (b) the adequacy of loss reserves and the need to adjust such reserves as claims develop over time; (c) the failure of any of the loss limitation methods the parties employ; (d) any lowering or loss of financial ratings of any wholly owned operating subsidiary; (e) the effect of competition on market trends and pricing; (f) cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (g) changes in general economic conditions, including changes in interest rates and/or equity values in the United States of America and elsewhere; and (h) other factors set forth, in the case of Max, in its recent reports on Form 10-K, Form 10-Q and other documents of Max on file with the SEC and, in the case of Harbor Point, in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC.

Risks and uncertainties relating to the proposed amalgamation include the risks that: (1) the parties will not obtain the requisite shareholder or regulatory approvals for the transaction; (2) the anticipated benefits of the transaction will not be realized; (3) the parties may not be able to retain key personnel; (4) the conditions to the closing of the proposed amalgamation may not be satisfied or waived; and (5) the outcome of any legal proceedings to the extent initiated against Max or Harbor Point or its respective directors and officers following the announcement of the proposed amalgamation is uncertain. These risks, as well as other risks of the combined company and its subsidiaries, may be different from what the companies expect and each party’s management may respond differently to any of the aforementioned factors. These risks, as well as other risks associated with the amalgamation, are more fully discussed in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.

ADDITIONAL INFORMATION ABOUT THE PROPOSED AMALGAMATION AND WHERE TO FIND IT:
This filing relates to a proposed amalgamation between Max and Harbor Point. In connection with the proposed amalgamation, Max filed with the SEC a registration statement on Form S-4, which included a definitive joint proxy statement/prospectus (Registration No. 333-165413). The definitive joint proxy statement/prospectus was filed on March 22, 2010 and first mailed to shareholders of Max and Harbor Point on or about March 24, 2010. This filing is not a substitute for the definitive joint proxy statement/prospectus or any other document that Max filed or may file with the SEC or that Max or Harbor Point sent or may send to its respective shareholders in connection with the proposed amalgamation. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE REGISTRATION STATEMENT ON FORM S-4 FILED BY MAX WITH THE SEC AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC OR SENT TO SHAREHOLDERS AS THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMALGAMATION. All such documents are, or when filed will be, available in the case of Max, free of charge at the SEC’s website (www.sec.gov) or by directing a request to Max through Joe Roberts, Chief Financial Officer, or Susan Spivak Bernstein, Senior Vice President, Investor Relations, at 441-295-8800 and, in the case of Harbor Point, by directing a request to Gayle Gorman, Senior Vice President, at 441-294-6743.

PARTICIPANTS IN THE SOLICITATION:
Max and its directors and executive officers may be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Max’s directors and executive officers is available in Max’s Form 10-K/A filed with the SEC on March 12, 2010.
John Berger, Chief Executive Officer and President, and Andrew Cook, Chief Financial Officer, of Harbor Point, may also be deemed to be participants in any solicitation of Max’s shareholders in connection with the proposed amalgamation. Information about Mr. Berger and Mr. Cook is available in the definitive joint proxy statement/prospectus included in the registration statement on Form S-4 filed by Max with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Capital Group Ltd.

March 26, 2010	By:	Peter A. Minton

Name: Peter A. Minton
Title: Executive Vice President and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

10.1	Form of Max Indemnification Agreement